EXHIBIT 24



                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of JMB INCOME PROPERTIES, LTD. - XIII, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


JUDD D. MALKIN
-----------------------
Judd D. Malkin                              Chairman and Director


NEIL G. BLUHM
-----------------------
Neil G. Bluhm                               President and Director


H. RIGEL BARBER
-----------------------
H. Rigel Barber                             Chief Executive Officer


JEFFREY R. ROSENTHAL
-----------------------
Jeffrey R. Rosenthal                        Chief Financial Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                            GARY NICKELE
                                            -----------------------
                                            Gary Nickele



                                            GAILEN J. HULL
                                            -----------------------
                                            Gailen J. Hull



                                            DENNIS M. QUINN
                                            -----------------------
                                            Dennis M. Quinn

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of JMB INCOME PROPERTIES, LTD. - XIII, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


STUART C. NATHAN
-----------------------
Stuart C. Nathan                            Executive Vice President,
Director of General Partner


A. LEE SACKS
-----------------------
A. Lee Sacks                                Director of General Partner


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                            GARY NICKELE
                                            -----------------------
                                            Gary Nickele



                                            GAILEN J. HULL
                                            -----------------------
                                            Gailen J. Hull



                                            DENNIS M. QUINN
                                            -----------------------
                                            Dennis M. Quinn

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of JMB Realty Corporation, the corporate general partner of JMB INCOME PROPERTIES, LTD. - XIII, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 20th day of February, 1995.


GLENN E. EMIG
-----------------------
Glenn E. Emig                               Chief Operating Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 20th day of February, 1995.


                                            GARY NICKELE
                                            -----------------------
                                            Gary Nickele



                                            GAILEN J. HULL
                                            -----------------------
                                            Gailen J. Hull



                                            DENNIS M. QUINN
                                            -----------------------
                                            Dennis M. Quinn